CUSIP No. 650111107

EXHIBIT L

AGREEMENT

The undersigned agree that this Amendment No. 4 dated March 17, 2008 relating to the Class A Common Stock ($0.10 par value per share) of The New York Times Company shall be filed on behalf of the undersigned.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners Offshore Manager, L.L.C.

By:	HMC Investors, L.L.C.,
Managing Member

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.*

By:	HMC Investors, L.L.C.,
Managing Member

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

HMC INVESTORS, L.L.C.*

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

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CUSIP No. 650111107

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP, LLC

By:	HMC – New York, Inc.
Managing Member

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC.*

By:	HMC – New York, Inc.
Managing Member

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

HMC – NEW YORK, INC.*

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

HARBERT MANAGEMENT CORPORATION*

By:	/s/ William R. Lucas, Jr.
	Name:	William R. Lucas, Jr.
	Title:	Executive Vice President

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CUSIP No. 650111107

/s/ Philip Falcone*
Philip Falcone

/s/ Raymond J. Harbert*
Raymond J. Harbert

/s/ Michael D. Luce*
Michael D. Luce

/s/ Scott Galloway*
Scott Galloway

HARBINGER CAPITAL PARTNERS NY, LLC

By:	Harbinger Capital Partners Master Fund
I, Ltd., its manager

By:	Harbinger Capital Partners Offshore
Manager, L.L.C., its investment manager

By:	HMC Investors, L.L.C., its managing member

/s/ William R. Lucas, Jr.
Name:	William R. Lucas, Jr.
Title:	Executive Vice President

FIREBRAND INVESTMENTS, LLC*

By:	/s/ Scott Galloway
Name:	Scott Galloway
Title:	Founder and CIO

March 17, 2008

*The Reporting Persons disclaim beneficial ownership in the shares reported herein except to the extent of their pecuniary interest therein.

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